                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 27, 2007

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                   333-131196-09             41-1808858
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(STATE OR OTHER JURISDICTION OF         (COMMISSION           (I.R.S. EMPLOYER
         INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN             55437
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     The consolidated financial statements of Financial Guaranty Insurance
Company ("FGIC") and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 have been audited by Ernst & Young LLP. The consent of
Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the
Prospectus Supplement relating to the Home Loan Trust 2007-HI1, Home Loan-Backed
Notes, Series 2007-HI1, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(99) Not applicable.

(99) Not applicable.

(99) Exhibits:

23.1 Consent of Independent Registered Public Accounting Firm.

99.1 Consolidated financial statements of FGIC and subsidiaries as of December
     31, 2006 and 2005, and for each of the years in the three-year period ended
     December 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES II, INC.

                                        By: /s/ Jeffrey Blaschko
                                            ------------------------------------
                                        Name: Jeffrey Blaschko
                                        Title: Vice President

Dated: March 27, 2007

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
23.1          Consent of Independent Registered Public Accounting Firm

99.1          Consolidated financial statements of FGIC and subsidiaries as of
              December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006.